FOR IMMEDIATE RELEASE

Diversified Restaurant Holdings Reports Second Quarter 2017 Results
SOUTHFIELD, MI, August 3, 2017 -- Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) ("DRH" or the "Company"), the largest franchisee for Buffalo Wild Wings® ("BWW") with 65 stores across five states, today announced results for its second quarter ended June 25, 2017.
Second Quarter Key Information (from continuing operations)

•	Revenue totaled $39.9 million, down 2.5%

•	Same-store sales decreased 3.67% for the quarter and are off 1.95% for the year

•	Restaurant-level EBITDA was $6.6 million, or 16.6% of sales(1)

•	Adjusted EBITDA totaled $4.6 million, or 11.6% of sales(1)

•	Net loss for the quarter was $0.3 million, with year-to-date net income of $0.5 million

•	Cash generated from operations was $2.1 million for the quarter and $6.5 million year-to-date

•	Total debt of $118.1 million is down $3.0 million for the year
(1)See attached table for a reconciliation of GAAP net income (loss) to Restaurant-level EBITDA and Adjusted EBITDA
“With a focus on productivity and prudent ROI-based spending decisions, we completed the bulk of our capital projects for the year and continued to generate positive free cash flow, which was used to pay down debt,” commented David G. Burke, President and CEO. “We also maintained efficient use of labor, and have decreased overhead expenses as we are on track to achieve at least $1 million in run rate savings in G&A. Additionally, we’ve implemented a number of productivity initiatives in an effort to combat inflationary input costs. These actions are targeting $3 to $4 million in annualized savings.”
Mr. Burke added, “Delivery service is now in place at 38 of our locations and continues to show strong growth without cannibalizing our carry-out business. The Half-Price Wing Tuesdays® promotion has been beneficial in driving strong traffic to our restaurants, and our ‘BOGO’ test, which replaced the half-off message with a buy one, get one offer limited to smaller order sizes, is showing promising early results. We believe actions such as these position us well for when macro headwinds subside.
“Our sales for the quarter were negatively impacted by unfavorable sports outcomes in each of our core markets, with 60 key NHL and NBA play-off games last year dropping an unprecedented level to only 20 this year. Coupled with the Easter holiday closure moving to the second quarter this year and two major road construction projects, the sales headwinds were difficult to overcome. However, adjusted for these items, we did see positive traffic, and sales momentum increased later in the quarter. We’re also contending with margin pressure driven by record high traditional chicken wing prices, which added 169 basis points to our cost of sales for the quarter,” concluded Mr. Burke.

The same-store sales decrease of 367 basis points was driven by 115 basis points from the Easter holiday shift, approximately 200 basis points from the unfavorable sports outcomes noted above and 60 basis points from significant traffic-disrupting construction in two of our locations. Geographically, the Midwest continued to perform relatively well, while the Florida market remains contracted, particularly in the coastal segments of the franchise region.

Second Quarter Results (from continuing operations)
(Unaudited, $ in thousands)	Q2 2017	Q2 2016	Change	% Change
Revenue	$39,934.6	$40,951.2	$(1,016.6)	(2.5)%
Operating income	$721.3	$1,387.1	$(665.8)	(47.9)%
Operating margin	1.8%	3.4%
Net income (loss)	$(291.3)	$234.3	$(525.6)	(224.3)%
Diluted net income (loss) per share	$(0.01)	$0.01	$(0.02)	(200.0)%

Same-store sales	(3.7)%	(2.0)%

Restaurant-level EBITDA(1)	$6,617.7	$8,141.1	$(1,523.4)	(18.7)%
Restaurant-level EBITDA margin	16.6%	19.9%
Adjusted EBITDA(1)	$4,622.7	$5,955.5	$(1,332.8)	(22.4)%
Adjusted EBITDA margin	11.6%	14.5%

Year-to-date Results (from continuing operations)
(Unaudited, $ in thousands)	YTD 2017	YTD 2016	Change	% Change
Revenue	$84,272.6	$84,094.4	$178.2	0.2%
Operating income	$3,087.9	$4,503.1	$(1,415.2)	(31.3)%
Operating margin	3.7%	5.4%
Net income	$504.2	$1,526.8	$(1,022.6)	(67.0)%
Diluted net income per share	$0.02	$0.06	$(0.04)	(66.7)%

Same-store sales	(2.0)%	(2.5)%

Restaurant-level EBITDA(1)	$15,042.3	$17,435.3	$(2,393.0)	(13.7)%
Restaurant-level EBITDA margin	17.8%	20.7%
Adjusted EBITDA(1)	$10,780.5	$13,139.4	$(2,358.9)	(18.0)%
Adjusted EBITDA margin	12.8%	15.6%

(1)Please see attached table for a reconciliation of GAAP net income to Restaurant-level EBITDA and Adjusted EBITDA

Balance Sheet Highlights - Continuing Operations
Cash and cash equivalents were $3.8 million at June 25, 2017, compared with $4.0 million at 2016 year-end. Year-to-date cash generated from continuing operations was $6.5 million, down from $8.1 million in the same period of 2016. Capital expenditures were $3.6 million during the first six months of 2017 and were primarily for one new restaurant and restaurant refreshes and remodels. Capital expenditures were $9.4 million in the first half of 2016.

Fiscal 2017 Guidance
Given the continued negative impacts to sales, combined with record high traditional wing costs, the Company revised its 2017 guidance:

•	Revenue of $170 million to $173 million

•	Restaurant-level EBITDA of $31 million to $33 million

•	Adjusted EBITDA between $22.5 million to $24.5 million

•	Capital expenditures of approximately $5 million to $6 million

Webcast, Conference Call and Presentation
DRH will host a conference call and live webcast on Friday, August 4, 2017 at 10:00 A.M. Eastern Time, during which management will review the financial and operating results for the second quarter, and discuss its corporate strategies and outlook. A question-and-answer session will follow.
The teleconference can be accessed by calling (201) 389-0879. The webcast can be monitored at www.diversifiedrestaurantholdings.com. A presentation that will be referenced during the conference call is also available on the website.
A telephonic replay will be available from 1:00 P.M. ET on the day of the call through Friday, August 11, 2017. To listen to the archived call, dial (412) 317-6671 and enter replay pin number 13665226, or access the webcast replay at http://www.diversifiedrestaurantholdings.com, where a transcript will also be posted once available.
About Diversified Restaurant Holdings, Inc.
Diversified Restaurant Holdings, Inc. is the largest franchisee for Buffalo Wild Wings with
65 franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. DRH’s strategy is to generate cash, reduce debt and leverage its strong franchise operating capabilities for future growth. The Company routinely posts news and other important information on its website at http://www.diversifiedrestaurantholdings.com.

Safe Harbor Statement
The information made available in this news release and the Company’s August 4, 2017 earnings conference call contain forward-looking statements which reflect DRH's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties, actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Investor and Media Contact:
Deborah K. Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

FINANCIAL TABLES FOLLOW

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended		Six Months Ended
	June 25, 2017	June 26, 2016	June 25, 2017	June 26, 2016
Revenue	$39,934,602	$40,951,181	$84,272,566	$84,094,433

Operating expenses
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food, beverage, and packaging costs	11,921,549	11,419,519	24,959,976	23,479,278
Compensation costs	10,168,376	10,303,717	21,133,906	20,823,963
Occupancy costs	2,838,826	2,774,108	5,732,677	5,540,567
Other operating costs	8,388,150	8,312,756	17,418,026	16,886,503
General and administrative expenses	2,066,409	2,347,052	4,423,375	4,521,343
Pre-opening costs	294,473	445,941	325,843	569,384
Depreciation and amortization	3,271,541	3,824,076	6,904,795	7,586,178
Loss on asset disposal	264,015	136,927	286,074	184,151
Total operating expenses	39,213,339	39,564,096	81,184,672	79,591,367

Operating profit	721,263	1,387,085	3,087,894	4,503,066

Interest expense	(1,642,306)	(1,440,552)	(3,218,260)	(2,885,492)
Other income, net	25,140	36,265	52,307	76,007

Income (loss) from continuing operations before income taxes	(895,903)	(17,202)	(78,059)	1,693,581
Income tax benefit (expense) of continuing operations	604,560	251,546	582,296	(166,808)
Income (loss) from continuing operations	(291,343)	234,344	$504,237	$1,526,773

Discontinued operations
Loss from discontinued operations before income taxes	(169,127)	(422,191)	$(132,592)	$(1,845,895)
Income tax benefit of discontinued operations	51,380	5,421	50,385	567,100
Loss from discontinued operations	(117,747)	(416,770)	(82,207)	(1,278,795)

Net Income (Loss)	$(409,090)	$(182,426)	$422,030	$247,978

Basic earnings (loss) per share from:
Continuing operations	$(0.01)	$0.01	$0.02	$0.06
Discontinued operations	$(0.01)	$(0.02)	$—	$(0.05)
Basic net earnings (loss) per share	$(0.02)	$(0.01)	$0.02	$0.01

Diluted earnings (loss) per share from:
Continuing operations	$(0.01)	$0.01	$0.02	$0.06
Discontinued operations	$(0.01)	$(0.02)	$—	$(0.05)
Diluted net earnings (loss) per share	$(0.02)	$(0.01)	$0.02	$0.01

Weighted average number of common shares outstanding
Basic	26,621,421	26,379,065	26,625,697	26,338,549
Diluted	26,621,421	26,379,065	26,625,697	26,338,549

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

ASSETS	June 25, 2017(UNAUDITED)	December 25, 2016
Current assets
Cash and cash equivalents	$3,780,769	$4,021,126
Money market funds	—	—
Accounts receivable	132,962	276,238
Inventory	1,667,371	1,700,604
Prepaid and other assets	1,247,014	1,305,936
Total current assets	6,828,116	7,303,904

Deferred income taxes	17,230,959	16,250,928
Property and equipment, net	53,099,285	56,630,031
Intangible assets, net	2,538,260	2,666,364
Goodwill	50,097,081	50,097,081
Other long-term assets	192,717	233,539
Total assets	$129,986,418	$133,181,847

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$3,912,160	$3,995,846
Accrued compensation	2,367,958	2,803,549
Other accrued liabilities	2,135,006	2,642,269
Current portion of long-term debt	12,929,400	11,307,819
Current portion of deferred rent	203,232	194,206
Total current liabilities	21,547,756	20,943,689

Deferred rent, less current portion	2,229,741	2,020,199
Unfavorable operating leases	551,094	591,247
Other long-term liabilities	3,802,789	3,859,231
Long-term debt, less current portion	105,218,920	109,878,201
Total liabilities	133,350,300	137,292,567

Commitments and contingencies (Notes 3, 10 and 11)

Stockholders' deficit
Common stock - $0.0001 par value; 100,000,000 shares authorized; 26,633,299 and 26,632,222, respectively, issued and outstanding	2,612	2,610
Additional paid-in capital	21,566,109	21,355,270
Accumulated other comprehensive loss	(1,088,255)	(934,222)
Accumulated deficit	(23,844,348)	(24,534,378)
Total stockholders' deficit	(3,363,882)	(4,110,720)

Total liabilities and stockholders' deficit	$129,986,418	$133,181,847

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended
	June 25, 2017	June 26, 2016
Cash flows from operating activities
Net income	$422,030	$247,978
Net loss from discontinued operations	(82,207)	(1,278,795)
Net income from continuing operations	504,237	1,526,773
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	6,904,795	7,586,179
Amortization of debt discount and loan fees	104,970	117,238
Amortization of gain on sale-leaseback	(67,696)	(78,604)
Loss on asset disposals	286,074	184,151
Share-based compensation	181,922	187,710
Deferred income taxes	(632,681)	298,537
Changes in operating assets and liabilities that provided (used) cash
Accounts receivable	143,276	3,843
Inventory	33,233	61,136
Prepaid and other assets	58,922	220,604
Intangible assets	(8,653)	47,253
Other long-term assets	40,822	7,939
Accounts payable	(75,913)	(2,032,153)
Accrued liabilities	(941,964)	(111,344)
Deferred rent	(4,448)	64,941
Net cash provided by operating activities of continuing operations	6,526,896	8,084,203
Net cash used in operating activities of discontinued operations	(82,207)	(2,660,649)
Net cash provided by operating activities	6,444,689	5,423,554

Cash flows from investing activities
Purchases of property and equipment	(3,571,296)	(9,422,814)
Net cash used in investing activities of continuing operations	(3,571,296)	(9,422,814)
Net cash provided by investing activities of discontinued operations	—	(258,319)
Net cash used in investing activities	(3,571,296)	(9,681,133)

Cash flows from financing activities
Proceeds from issuance of long-term debt	3,215,641	7,109,154
Repayments of long-term debt	(6,358,310)	(11,134,717)
Proceeds from employee stock purchase plan	28,919	20,782
Tax withholdings for restricted stock units	—	(9,326)
Net cash used in financing activities	(3,113,750)	(4,014,107)

Net decrease in cash and cash equivalents	(240,357)	(8,271,686)

Cash and cash equivalents, beginning of period	4,021,126	13,499,890

Cash and cash equivalents, end of period	$3,780,769	$5,228,204

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation between Net Income (Loss) and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA

	Three Months Ended (Unaudited)		Six Months Ended (Unaudited)
	June 25, 2017	June 26, 2016	June 25, 2017	June 26, 2016
Net lncome (Loss)	$(409,090)	$(182,426)	$422,030	$247,978
+ Loss from discontinued operations	117,747	416,770	82,207	1,278,795
+ Income tax expense (benefit)	(604,560)	(251,546)	(582,296)	166,808
+ Interest expense	1,642,306	1,440,552	3,218,260	2,885,492
+ Other income, net	(25,140)	(36,265)	(52,307)	(76,007)
+ Loss on asset disposal	264,015	136,927	286,074	184,151
+ Depreciation and amortization	3,271,541	3,824,076	6,904,795	7,586,179
EBITDA	$4,256,819	$5,348,088	$10,278,763	$12,273,396
+ Pre-opening costs	294,473	445,941	325,843	569,384
+ Non-recurring expenses (Restaurant-level)	—	—	14,300	71,184
+ Non-recurring expenses (Corporate-level)	71,457	161,436	161,554	225,390
Adjusted EBITDA	$4,622,749	$5,955,465	$10,780,460	$13,139,354
Adjusted EBITDA margin (%)	11.6%	14.5%	12.8%	15.6%
+ General and administrative	2,066,409	2,347,052	4,423,375	4,521,343
+ Non-recurring expenses (Corporate-level)	(71,457)	(161,436)	(161,554)	(225,390)
Restaurant–Level EBITDA	$6,617,701	$8,141,081	$15,042,281	$17,435,307
Restaurant–Level EBITDA margin (%)	16.6%	19.9%	17.8%	20.7%

Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide additional metrics by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.
Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.

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